CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      The undersigned hereby certify, pursuant to 18 U.S.C. Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Quarterly Report on Form 10-Q for the Dyco Oil and Gas Program 1984-1 Limited Partnership ("Issuer") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

      (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

      Dated this 5th day of August, 2002.

                                    DYCO OIL AND GAS PROGRAM 1984-1
                                    LIMITED PARTNERSHIP
                                   ("Issuer")

                                    //s// Dennis R. Neill
                                    ------------------------------
                                    Dennis R. Neill
                                    President (Chief Executive Officer)

                                    //s//Craig D. Loseke
                                    ------------------------------
                                    Craig D. Loseke
                                    Chief Financial Officer